PROJECT PROFILE

Old Colony Boston, MA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (“HIT”) is helping to finance the $87.6 million new construction of Old Colony Phases Three B & C, a 100% affordable rental development in South Boston. The development of Old Colony Phase Three B will include a four-story building comprised of 115 units. The development of Old Colony Phase Three C will include a four-story building comprised of 55 units. This latest phase of Old Colony is the 36th HIT- financed project in Boston.

This development represents the latest phase of the Old Colony Master Plan, a substantial redevelopment of the Anne M. Lynch Homes at Old Colony, formerly one of Boston’s most distressed public housing sites. With 22 three-story buildings and 845 units on a 16-acre site, Old Colony is one of the Boston Housing Authority’s (BHA) largest properties, and one that has provided valuable affordable housing for residents since 1940. This long-term redevelopment project being carried out by the BHA and MassHousing is replacing the outdated and deteriorated buildings with newly-built residential units in a variety of attractive and sustainable housing styles that will better integrate into the surrounding neighborhood and help revitalize the area. 550 new units of 100% affordable housing have been built at Old Colony to date, with total development costs of $269.9 million, generating nearly 2.4 million hours of union labor and 1,176 jobs for union construction workers.

HIT ROLE	Since 2010, as part of the its Massachusetts Housing Initiative, the HIT has invested a total of $186.9 million in six phases of Old Colony to redevelop 550 units. For Phases Three B and C, the HIT committed to finance $42.4 million and $36.4 million, respectively. The HIT’s involvement in the complex structuring of these investments includes purchasing separate credit-enhanced commitments of short and long- term, taxable and tax-exempt bonds, and construction loan notes, all supporting the construction and permanent financing.

SOCIAL IMPACT

The Old Colony project is helping preserve and renovate valuable affordable housing for South Boston residents, improving their quality of life and contributing to the revitalization of the surrounding community. The design includes more useable common space, improved pedestrian infrastructure, and a new community center that provides expanded social services to Old Colony residents and the neighborhood. Residents benefit from proximity to public transportation including several bus lines and the Andrew Square MBTA stop.

Old Colony was carefully designed and built to attain a high level of energy and water efficiency. The rehabilitation work for Phases One, Two A and Two B replaced aged infrastructure with energy-efficient systems to substantially reduce operating costs in accordance with LEED criteria and EPA Energy Star and HUD Healthy Homes guidelines. These phases achieved Platinum certification from the U.S. Green Building Council’s LEED for Homes rating system, the highest certification level. Phase Three B has an environmental status of standard Green Building LEED. The developers will seek LEED certification when the project is three-quarters completed and will seek a Passive House Certification environmental status for Phase Three C upon project completion.

PROJECT PROFILE | Old Colony - Boston, MA

“When union pension capital is invested in construction projects built with 100% union labor and creates affordable housing, we are investing in our ourselves while addressing a critical community need.”

— Brian Doherty, President Building and Construction Trades Council of Metropolitan Boston

ECONOMIC IMPACT OF INVESTMENT (includes all phases of Old Colony development)*

HIT Investment $186.9 Million	Total Development Cost $269.9 Million	550 Units of housing, with 100% affordable units	2,371,650 Hours of Union Construction Work Generated	$77.6 Million Tax revenue generated	$522.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of May 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 30 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com